Example Template : 77O




DEUTSCHE CORE PLUS INCOME FUND


N-Sar August 1, 2016 - January 31, 2017




Security Purchased	Cusip 	"Purchase/
Trade Date"	 Size (Shr) of Offering
	Offering Price of Shares	Total ($) Amt of
Offering	 Amt of shares Purch by Fund
	% of Offering Purchased by Fund
	% of Funds Total Assets	Brokers
	Purchased From
Archer-Daniels-Midland Co	039483BL5
	8/8/2016		$99.71
	$1,000,000,000	$538,434	0.05%
	BNP, DB, HSBC, JPM, ML
	HONGKONG AND SHANGHAI BANKING
Ares Capital Corp	04010LAR4
	9/14/2016		$99.64
	$600,000,000	$478,267	0.08%
	BCLY, BMO, CITI, DB, JPM, ML, MS,
WELLS	BANK OF AMERICA NA
Beazer Homes USA Inc	07556QBJ3
	9/8/2016		$100.0
	$400,000,000	$145,000	0.04%
	CS,DB,GS	CREDIT SUISSE
SECURITIES (USA)
Cox Communications Inc	224044CG0
	9/8/2016		$99.83
	$1,000,000,000	$284,518	0.03%
	CITI, BCLY, BAC, DB, GS, JPM, RBC,
WELLS	WELLS FARGO SECURITIES LLC
HILTON WORLDWIDE FINANCE LLC / HIL
	432833AA9	8/8/2016
	$100.0	$1,000,000,000	$930,000
	0.09%		BAC, DB, GS, JPM, MS,
WELLS	BANK OF AMERICA NA
MGM Growth Properties Operating Partnership
LP / MGP Finance Co-Issuer	55303XAA3
	8/9/2016		$100.0
	$500,000,000	$840,000	0.17%
	BCLY, CITI, BNP, DB, JPM, FIFTH THIRD,
ML, MS	BANK OF AMERICA NA
Mizuho Financial Group Inc	60687YAG4
	9/7/2016		$100.0
	$1,000,000,000	$390,000	0.04%
	BCLY, WELLS, GS, JPM, DB, SUNTRST,
ML, KBCM	MIZUHO SECURITIES USA INC
Novelis Corp	670001AC0	9/7/2016
	$100.0	$1,500,000,000	$745,000
	0.05%		BAC, BLCY, CITI, DB,
HSBC, JPM, MS	MORGAN STANLEY
Shire Acquisitions Investments Ireland DAC
	82481LAD1	9/19/2016
	$99.88	$12,100,000,000
	$940,879	0.01%		BNP,
CITI, CS, DB, ML, MS, RBS	BARCLAYS
CAPITAL (TRADING AS B
Abbott Laboratories	002824BD1
	11/17/2016		$99.82
	$15,100,000,000	$479,150
	0.00%		BCLY, CITI, MS, ML,
BBVA, DBSI	BANK OF AMERICA NA
Abbott Laboratories	002824BH2
	11/17/2016		$99.22
	$15,100,000,000	$486,183
	0.00%		BCLY, DB, MS, ML,
BBVA	BANK OF AMERICA NA
BPCE SA	05578DAX0	11/29/2016
	$99.03	$1,850,000,000	$445,626
	0.02%		GS, HSBC, MS, DB,
SOCIETE	MORGAN STANLEY
Bombardier Inc	097751BP5	11/16/2016
	$99.01	$1,400,000,000	$3,177,932
	0.23%		BNP, CITI, CS, DB, GS,
JPM	BANK OF AMERICA NA
Buckeye Partners LP	118230AQ4
	10/27/2016		$99.64
	$600,000,000	$139,502	0.02%
	BNP, BCLY, DB, JPM	BARCLAYS
CAPITAL
Ford Motor Co	345370CS7	12/5/2016
	$100.0	$1,300,000,000	$280,000
	0.02%		CITI, CS, GS, JPM, DB,
ML	GOLDMAN SACHS
Grinding Media Inc / MC Grinding Media
Canada Inc	398545AA1	12/2/2016
	$100.0	$775,000,000	$220,000
	0.03%		DB,JEFF,MS,UBS
	MORGAN STANLEY
NCL Corp Ltd	62886HAN1	12/5/2016
	$100.0	$700,000,000	$1,775,000
	0.25%		BCLY, CITI, JPM, UBS,
BNP, DB	BARCLAYS CAPITAL
Netflix Inc	64110LAM8	10/24/2016
	$100.0	$1,000,000,000	$1,200,000
	0.12%		DB, GS, MS, JPM
	MORGAN STANLEY
Pfizer Inc	717081EC3	11/14/2016
	$99.52	$6,000,000,000	$323,437
	0.01%		DB, HSBC, CS, MLPFS
	BANK OF AMERICA NA
Pfizer Inc	717081ED1	11/14/2016
	$99.83	$6,000,000,000	$164,713
	0.00%		DB, HSBC, CS, MLPFS
	BANK OF AMERICA NA
Time Warner Inc	887317BB0
	11/29/2016		$99.62
	$1,500,000,000	$308,807	0.02%
	BCLY, BNP, CITI, CS, MS, DB, JPM
	CITIGROUP GLOBAL
UnitedHealth Group Inc	91324PCW0
	12/15/2016		$99.90
	$1,500,000,000	$134,860	0.01%
	CITI, JPM, ML, BBT, BNY, DB, GS	BANK
OF AMERICA NA
UnitedHealth Group Inc	91324PCX8
	12/15/2016		$99.25
	$1,500,000,000	$208,431	0.01%
	CITI, JPM, ML, BBT, BNY, DB, GS	BANK
OF AMERICA NA
LENNAR CORPORATION	526057BY9
	1/5/2017		$100.0
	$219,179,168	$1,515,000	0.69%
	DBSI, GS, JPM, ML, MIZUHO SECURITIES
USA INC, RBC CAPITAL MARKETS, WELLS, PNC
CAPITAL MARKETS, TD SECURITIES USA LLC
	JPMORGAN SECURITIES INC
DEUTSCHE TELEKOM INTERNATIONAL FIN
	25156PBA0	1/9/2017
	$99.88	$218,644,288	$553,308
	0.25%		Bank of Tokyo-
Mitsubishi, Citigroup, Credit Suisse, Deutsche
Bank, Morgan Stanley, Santander Bank
	MORGAN STANLEY
BROADCOM CORPORATION	11134LAG4
	1/11/2017		$99.56
	$218,798,592	$274,780	0.13%
	BAML, Barclays, BMO Capital, Citi, CS,
DB, Goldman, JPM, Mizuho securities, MS,
MUFG securities, RBC, Soctia, SMBC, Wells
Fargo	BARCLAYS CAPITAL
BROADCOM CORPORATION	11134LAE9
	1/11/2017		$99.90
	$218,798,592	$244,745	0.11%
	BAML, Barclays, BMO Capital, Citi, CS,
DB, Goldman, JPM, Mizuho securities, MS,
MUFG securities, RBC, Soctia, SMBC, Wells
Fargo	CREDIT SUISSE SECURITIES (USA)
PAMPA ENERGIA SA	697660AA6
	1/17/2017		$99.14
	$219,316,224	$1,351,224	0.62%
	Citi, DB	CITIGROUP GLOBAL
CCO HOLDINGS LLC	1248EPBT9
	1/17/2017		$100.0
	$219,316,224	$1,250,000	0.57%
	BAML, CITI, CS, DBSI, GS, UBS
SECURITIES LLC, WELLS, ACADEMY SECURITIES
INC, CREDIT AGRICOLE SECURITIES USA INC,
JPM, LEBENTHAL & CO LLC, LIONTREE ADVISORS
LLC, MIZUHO SECURITIES USA INC, MS, MUFG
SECURITIES AMERICAS INC, RBC CAPITAL
MARKETS, SAMUEL A RAMIREZ & CO INC,
SCOTIA CAPITAL USA INC, SMBC NIKKO
SECURITIES AMERICA INC, SUNTRST, TD
SECURITIES USA LLC, US BANCORP
INVESTMENTS INC, WILLIAMS CAPITAL GROUP
LP	BANK OF AMERICA NA
MORGAN STANLEY	61746BEG7
	1/17/2017		$99.32
	$219,316,224	$268,169	0.12%
	MS, MUFG securities, Academy
Securities, Bank of New York, Bank of Nova
Scotia, Barclays, BBVA, Credit Agricole, DB,
Drexel Hamilton, First Trust Bank, Key Capital,
NAB Capital, PNC Capital, Rabobank, RBC,
Standard Chartered Bank, USB Capital
Resources	MORGAN STANLEY